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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2011

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 annual meeting of stockholders of Advance Auto Parts, Inc. (“Company”) held May 17, 2011, the Company’s stockholders re-elected John F. Bergstrom, John C. Brouillard, Fiona P. Dias, Frances X. Frei, Darren R. Jackson, William S. Oglesby, J. Paul Raines, Gilbert T. Ray and Carlos A. Saladrigas to serve as members of the Company’s Board of Directors (“Board”) until the 2012 annual meeting of stockholders.  Following the annual meeting and effective May 17, 2011,  Ms. Francesca P. Spinelli, who had previously served as a director and as the Chair of the Board’s Compensation  Committee and a member of the Nominating and Corporate Governance Committee, retired as a Director of the Company.  Effective May 16, 2011, the Board restructured its Committees in order to fill the vacancies created by the departure of Ms. Spinelli.  All of the directors appointed as members of the Board’s Committees as reconstituted and listed below have been determined by the Board to be independent under the listing standards of the New York Stock Exchange.

Nominating and Corporate Governance Committee
Gilbert T. Ray	Chair
John C. Brouillard
Frances X. Frei

Audit Committee
Carlos A. Saladrigas	Chair, Designated Financial Expert
John C. Brouillard	NYSE Financial Management Expertise
Gilbert T. Ray

Compensation Committee
J. Paul Raines	Chair
John F. Bergstrom
Fiona P. Dias
Frances X. Frei

Finance Committee
William S. Oglesby	Chair
John F. Bergstrom
Fiona P. Dias
Carlos A. Saladrigas

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
The 2011 Annual Meeting of Stockholders of the Company was held on Tuesday, May 17, 2011.   The following matters were submitted to a vote by the stockholders: (1) election of nine directors to serve as members of the Board until the 2012 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (3) non-binding advisory vote on the frequency of the non-binding advisory stockholder vote on the compensation of the Company’s named executive officers; and (4) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2011.

(b)	All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD
John F. Bergstrom	64,912,499	1,810,058
John C. Brouillard	65,970,312	752,245
Fiona P. Dias	65,836,761	885,796
Frances X. Frei	66,693,961	28,596
Darren R. Jackson	66,696,003	26,554

William S. Oglesby	66,698,279	24,278
J. Paul Raines	66,696,716	25,841
Gilbert T. Ray	60,273,168	6,449,389
Carlos A. Saladrigas	66,314,318	408,239

There were 6,172,827 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
64,830,732	1,854,260	37,565	6,172,827

A one-year frequency for holding the non-binding advisory vote on the compensation of named executive officers was the preferred frequency, by the following non-binding advisory vote:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
61,045,954	185,308	5,391,267	100,028	6,172,827

Stockholders also ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2011. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS
72,575,118	307,345	12,921
=
(d)
Consistent with management’s recommendation and upon consideration of the stockholder non-binding advisory vote at the Company’s 2011 Annual Meeting of Stockholders that was weighted heavily in favor of a one-year frequency for holding the non-binding advisory vote on the compensation of named executive officers as reported above, the Company has determined it will include a non-binding advisory stockholder vote on the compensation of the Company’s executive officers in its proxy materials on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 20, 2011	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.